SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 3, 1999


                           TURBODYNE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                     0-21391                     95-4699061
(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)


                         21700 Oxnard Street, Suite 1550
                            Woodland Hills, CA 91367
                    (Address of Principal Executive Offices)

                                 (818) 593-2282
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

        Reference is made to Registrant's press releases issued on March 3, 1999, March 5, 1999 and March 6, 1999, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1, 99.2 and 99.3.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 9, 1999                               TURBODYNE TECHNOLOGIES INC.



                                            By: /S/ KHAL A. KADER
                                                -------------------------------
                                                 Khal A. Kader
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS                                                             PAGE NUMBER
--------                                                             -----------

99.1        Press Release dated March 3, 1999.                            2

99.2        Press Release dated March 5, 1999.                            6

99.3        Press Release dated March 6, 1999.                            8


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